Exhibit 10.22

DEED OF AMENDMENT

THIS DEED OF AMENDMENT (this “Amendment Deed”) is made and entered into as of March 30, 2022 by and among Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Artisan LLC, a Cayman Islands limited liability company (“Sponsor”) and each of the persons listed on Schedule A hereto (each an “Insider”, and collectively, the “Insiders”.

WHEREAS, the parties hereto entered into a sponsor support agreement and deed dated as of September 15, 2021 (the “Sponsor Support Agreement”), pursuant to and subject to the terms and conditions of which, the Sponsor and certain Insiders have made certain covenants therein in favor of the PubCo, the Company and SPAC, as applicable;

WHEREAS, concurrently with the execution of this Amendment Deed, PubCo, the Company, SPAC, AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”) and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”) are entering into an amendment agreement (the “BCA Amendment”) to amend the business combination agreement dated as of September 15, 2021 by and among PubCo, the Company, SPAC, Merger Sub 1 and Merger Sub 2 (the “Existing BCA”, and the Existing BCA as amended by the BCA Amendment and may be further amended, restated or supplemented from time to time, the “Amended BCA”);

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Sponsor, and the independent directors of SPAC are entering into a Sponsor Forfeiture and Conversion Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, (i) the Sponsor and the independent directors of SPAC have agreed to convert their SPAC Class B Ordinary Shares into SPAC Class A Ordinary Shares at the applicable conversion ratios set forth therein; and (ii) the Sponsor has agreed to surrender and forfeit certain SPAC Warrants, in each case immediately prior to the Initial Closing;

WHEREAS, concurrently with the execution of this Amendment Deed, the Company, SPAC, PubCo, Mr. Danny Sheng Wu Yeung (“Mr. Yeung”) and Mr. Lawrence Chi Hung Tzang (“Mr. Tzang”) are entering into a deed of amendment (the “Shareholder Amendment Deed”) to amend the Shareholder Support Agreement and Deed, dated as of September 15, 2021 by and among the Company, SPAC, PubCo, Mr. Yeung and Mr. Lawrence Tzang, pursuant to which the lock-up period applicable to Mr. Yeung is to be amended;

WHEREAS, Section 8.2 (Miscellaneous) of the Sponsor Support Agreement provides that the Sponsor Support Agreement may be amended by making specific reference to the Sponsor Support Agreement signed by the parties thereto; and

WHEREAS, the parties hereto desire to amend the Sponsor Support Agreement pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.              Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Support Agreement.

2.              Amendments to the Sponsor Support Agreement. Effective as of the execution hereof,

(a)            Sections 6.3(b)(i) and 6.3(b)(ii) of the Sponsor Support Agreement shall be amended and restated in its entirety to read as follows:

“(i)           with respect to fifty percent (50%) of the Lock-Up Securities of the Sponsor, the earliest of (x) six (6) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date;

(ii)            with respect to fifty percent (50%) of the Lock-Up Securities of the Sponsor, the earliest of (x) twelve (12) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty-(30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and”

(b)            Section 8.2 (Miscellaneous.) of the Sponsor Support Agreement shall be amended and restated in its entirety to read as follows:

“8.2          Miscellaneous. The provisions of Section 1.2 and Article XI of the Business Combination Agreement (other than Sections 11.1 (Trust Account Waiver), 11.10 (Disclosure Letters), 11.12 (Amendments), 11.18 (Non-Survival of Representations, Warranties and Covenants) and 11.19 (Conflicts and Privilege) thereof are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.”

(c)            The following sentence is hereby added to the Sponsor Support Agreement as Section 8.3:

“8.3          Amendments. This Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Agreement, which makes reference to this Agreement and which shall be executed by all parties hereto.”

3.              Consent and Waiver.

(a)            Each of the Insiders (other than Cheng Yin Pan) hereby acknowledges, agrees and consents to the amendment to the Applicable Period for the Lock-Up Securities of the Sponsor as set forth in Section 2(a) hereof.

(b)            Notwithstanding the foregoing, each of the Insiders (other than Cheng Yin Pan) hereby unconditionally and irrevocably waives (i) his right under Section 6.2 of the Sponsor Support Agreement to amend the Applicable Period for his Lock-Up Securities under the same terms and conditions and on a pro rata basis, and (ii) the requirement under Section 6.2 of the Sponsor Support Agreement that the Company and PubCo provide at least five (5) Business Days’ advance written notice to each of the Insiders (other than Cheng Yin Pan), in each case solely with respect to the Shareholder Amendment Deed. Each of the Insiders (other than Cheng Yin Pan) further confirms that Section 6.3(b)(iii) of the Shareholder Support Agreement shall remain unchanged.

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4.              No Further Amendment. The parties hereto agree that, except as provided herein, all other provisions of the Sponsor Support Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Deed forms an integral and inseparable part of the Sponsor Support Agreement.

5.              References.

(a)            All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Sponsor Support Agreement shall refer to the Sponsor Support Agreement as amended by this Amendment Deed. Notwithstanding the foregoing, references to the date of the Sponsor Support Agreement (as amended hereby) and references in the Sponsor Support Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to September 15, 2021.

(b)            All references to the “Business Combination Agreement” in the Sponsor Support Agreement (as amended by this Amendment Deed) shall mean the Amended BCA.

6.              Amendments. This Amendment Deed may be amended or modified in whole or in part only by a duly authorized agreement in writing in the same manner as this Amendment Deed, which makes reference to this Amendment Deed and which shall be executed by all parties hereto.

7.              Other Miscellaneous Terms. The provisions of Article VIII (General Provisions) of the Sponsor Support Agreement (as amended by this Amendment Deed) shall apply mutatis mutandis to this Amendment Deed, as if set forth in full herein.

[Signature pages follow]

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IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN LLC

Signature:	/s/ Cheng Yin Pan

Name:	Cheng Yin Pan

Title:	Director

In the presence of:

Witness

Signature:	/s/ Gao Jue

Print Name:	Gao Jue

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN ACQUISITION CORP.

Signature:	/s/ Cheng Yin Pan

Name:	Cheng Yin Pan

Title:	Director

In the presence of:

Witness

Signature:	/s/ Gao Jue

Print Name:	Gao Jue

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GLOBAL LIMITED

Signature:	/s/ Danny Yeung

Name:	Danny Yeung

Title:	Director

In the presence of:

Witness

Signature:	/s/ Nadia Wong

Print Name:	Nadia Wong

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GROUP LIMITED

Signature:	/s/ Danny Yeung

Name:	Danny Yeung

Title:	CEO

In the presence of:

Witness

Signature:	/s/ Nadia Wong

Print Name:	Nadia Wong

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

CHENG YIN PAN

Signature:	/s/ Cheng Yin Pan

In the presence of:

Witness

Signature:	/s/ Gao Jue

Print Name:	Gao Jue

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

WILLIAM KELLER

Signature:	/s/ WILLIAM KELLER

In the presence of:

Witness

Signature:	/s/ A. Eggmann

Print Name:	A. Eggmann

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

MITCH GARBER

Signature:	/s/ MITCH GARBER

In the presence of:

Witness

Signature:	/s/ Nadia Casolino

Print Name:	Nadia Casolino

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

FAN (FRANK) YU

Signature:	/s/ FAN (FRANK) YU

In the presence of:

Witness

Signature:	/s/ Cheng Sin Tung

Print Name:	Cheng Sin Tung

[Signature Page to Deed of Amendment]

IN WITNESS WHEREOF, each party has duly executed and delivered this Amendment Deed, all as of the date first written above as a Deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

SEAN O’NEILL

Signature:	/s/ SEAN O’NEILL

In the presence of:

Witness

Signature:	/s/ Nga Shan Chan

Print Name:	Nga Shan Chan

[Signature Page to Deed of Amendment]

Schedule A

Schedule of Insiders

Cheng Yin Pan

William Keller

Mitch Garber

Fan (Frank) Yu

Sean O’Neill